SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 22, 2004
                                  -------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 1.000 - 26099                 94-3327828
                 -------------                 ----------
           (Commission File Number) (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California  95240-2184
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2300
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)


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Item 12. Results of Operations and Financial Condition

     On July 22, 2004, Farmers & Merchants Bancorp issued a press release concerning financial results for the second quarter of 2004, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FARMERS & MERCHANTS BANCORP




                                     By    /s/ Stephen W. Haley

                                           Stephen W. Haley
                                           Executive Vice President
                                           & Chief Financial Officer


Date:  July 23, 2004